RECORDED AT THE REQUEST OF                        THE ORIGINAL OF
THIS DOCUMENT
CHICAGO TITLE CO.                            WAS RECORDED ON
19-NOV-1993,
                                        DOCUMENT NUMBER
1993-0780594.
                                        ANNETTE EVANS, COUNTY
RECORDER                                          SAN DIEGO COUNTY
RECORDER'S OFFICE

WHEN RECORDED MAIL TO:

SHAPERY DEVELOPERS GAS & ELECTRIC PROPERTY, L.P.
402 W. Broadway, Suite 1200
San Diego, California 92101
Attention: Sandor W. Shapery

=================================================================
====
(Above Space for Recorder's Use Only)

     ASSIGNMENT AND ASSUMPTION OF LEASE

THIS ASSIGNMENT AND ASSUMPTION OF LEASE is made by and between NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation (hereinafter referred to as "Assignor") and SHAPERY DEVELOPERS GAS & ELECTRIC PROPERTY, L.P., a California limited partnership
(hereinafter referred to as "Assignee")

WITNESSETH:

WHEREAS, Assignor has this day conveyed to Assignee certain improvements located on but severed from the real property more particularly described on Exhibit "A" attached hereto and incorporated herein by reference (collectively, the "Property").

WHEREAS, Assignor has entered into that certain Lease dated July 14, 1975, as amended, supplemented, or modified through the date hereof, (the "Lease") with San Diego Gas and Electric Company ("Lessee"), whereby Assignor has leased the Property to Lessee; and

WHEREAS, Assignor desires to convey to Assignee all of Assignor's right, title and interest in and to the Lease.

NOW. THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER unto Assignee, its successors and assigns, all of Assignor's right, title and interest in and to the Lease.

TO HAVE AND TO HOLD the above rights, and interest unto Assignee, its successors and assigns, forever, and Assignor does hereby hind itself and its successors to WARRANT and FOREVER DEFEND, all and singular, title to the interests herein assigned unto Assignee, its successors, legal representatives and assigns, against every person whosoever lawfully claiming or to claim the same, or any, part hereof by, through or through Assignor, but not otherwise; provided, however that this sale, assignment and conveyance is made and accepted expressly subject to the exceptions contained in that certain Grant Deed of even date herewith, executed by Assignor, conveying said improvements to Assignee, all to be effective as of the recordation of said Grant Deed.

It is understood and agreed that, by its execution hereof, Assignee hereby assumes and agrees to perform all of the terms, covenants and conditions of the Lease herein assigned arising from and after the effective date hereof.

This document may he executed in one or more counterparts, each of which shall be an original, and all of which together shall constitute a single instrument. All of the covenants. terms and conditions set forth herein shall be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns.

          EXECUTED this 19th day of November, 1993

                              "ASSIGNOR"

                              NEW ENGLAND MUTUAL LIFE
                              INSURANCE COMPANY, a Massachusetts
                              corporation

                                   By:  Copley Real Estate
Advisors, Inc., a
Massachusetts corporation, its asset
          manager and advisor hereunder duly
                                   authorized

                                   By:       K.M. Mahoney
                                        Its: MANAGING DIRECTOR

                              "ASSIGNEE"

                              SHAPERY DEVELOPERS GAS &
                              ELECTRIC .PROPERTY, L. P. a
California
                              limited partnership
                              By:  Shapery Developers Gas &
Electric
                                   Corp , a California corporation,
its
                                   general partner
                                   By:  Sandor W. Shapery
                                             its President





COMMONWEALTH OF MASSACHUSETTS
COUNTY OF SUFFOLK
          On November 17, 1993, before me, Linda J. Barove, a Notary Public in and for said state, personally appeared KEVIN M. MAHONY, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

          Linda J. Barove
          Notary Public in and for said State

STATE OF CALIFORNIA

COUNTY OF SAN DIEGO

          November 19, 1993, before me, Buneva M. Deuel, a Notary Public in and for said state, personally appeared Sandor W. Shapery, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Buneva M. Deuel
Notary Public in and for said State
















LEGAL DESCRIPTION

PARCEL 1:

ALL BUILDINGS AND IMPROVEMENTS SITUATED ON

LOTS A, B, C, D, E, F, G, H, I, J, AND K, IN BLOCK 195 OF HORTON'S ADDITION, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF MADE BY L. L. LOCKLING, ON FILE IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY.

EXCEPTING FROM SAID LOT K, THE NORTHERLY ONE-HALF THEREOF.

WHICH BUILDINGS AND IMPROVEMENTS ARE AND SHALL REMAIN REAL
PROPERTY.

PARCEL 2:

ALL BUILDINGS AND IMPROVEMENTS SITUATED ON

LOT L AND THE NORTHERLY ONE-HALF OF LOT K IN BLOCK 195 OF HORTON'S ADDITION, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF MADE BY L. L. LOCKLING, ON FILE IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY.

WHICH BUILDINGS AND IMPROVEMENTS ARE AND SHALL REMAIN REAL
PROPERTY.

















EXHIBIT A